UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

Xinde Technology Company
(Exact name of registrant as specified in its charter)

Nevada	000-53672	20-8121712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China
 (Address of principal executive offices)

Registrant's telephone number, including area code: (86) 536-8322068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events.

On August 6, 2010, Xinde Technology Company, a Nevada corporation, issued a press release (the “Press Release”) announcing the successful launch of a new line of internal combustion engine products, the Huaxin “Zhongkang” 6CT/6LT product line. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 99.1	Press Release, dated August 6, 2010, regarding the Company’s new Huaxin “Zhongkang” 6CT/6LT product line.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2010

XINDE TECHNOLOGY COMPANY

By:	/s/ Dianjun Liu
Name:	Dianjun Liu
Title:	Chief Executive Officer